SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2001                    Commission file number: 1-6187

                                ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)

              Delaware                              82-0184434
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      (State of Incorporation)            (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho                       83726
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              (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:              (208) 395-6200
                                                                 --------------

Item 5.  Other Events.

     On April 23, 2001, the Board of Directors of Albertson's, Inc. appointed Lawrence R. Johnston as a Class I director, Chairman of the Board and Chief Executive Officer. A copy of the Employment Agreement entered into between Mr. Johnston and Albertson's, Inc. dated April 23, 2001 is attached hereto as
Exhibit 10.4. A copy of the Press Release announcing the appointment is attached hereto as Exhibit 99.1.


Exhibit
   No.       Description

 10.4 Employment Agreement between Lawrence R. Johnston and Albertson's, Inc. dated April 23, 2001.

 99.1        Press Release dated April 24, 2001.

                                    SIGNATURE
     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ALBERTSON'S, INC.
                                              (Registrant)




Date:     April 26, 2001                    /s/  Thomas R. Saldin
                                            Thomas R. Saldin
                                            Executive Vice President and
                                            General Counsel

                                Index to Exhibits
                          Filed with the Current Report
                        on Form 8-K Dated April 26, 2001



Exhibit No.         Description

10.4 Employment Agreement between Lawrence R. Johnston and Albertson's, Inc. dated April 23, 2001.

99.1                Press Release dated April 24, 2001.